Supplement dated October 8, 2020
to the Prospectuses, each as supplemented, of the following funds:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/2020
Columbia Capital Allocation Moderate Conservative Portfolio	6/1/2020
Columbia Funds Series Trust II
Columbia Capital Allocation Conservative Portfolio	6/1/2020
Columbia Capital Allocation Moderate Portfolio	6/1/2020
Columbia Capital Allocation Aggressive Portfolio	6/1/2020
Columbia Income Builder Fund	6/1/2020
Columbia Acorn Emerging Markets Fund, Columbia Acorn Select, Columbia Contrarian Asia Pacific Fund, Columbia Contrarian Europe Fund, Columbia Disciplined Small Core Fund, Columbia Global Energy and Natural Resources Fund, Columbia Global Infrastructure Fund, Columbia Select International Equity Fund and Columbia Small/Mid Cap Value Fund (the Funds) are removed as underlying funds. Accordingly, all references to the Funds are removed from the More Information About the Fund(s) sections of the Funds' prospectuses, and the description of the Funds is hereby removed from Appendix B — Underlying Funds — Investment Objectives and Strategies.
Columbia Global Dividend Opportunity Fund has changed its name to Columbia International Dividend Income Fund, and accordingly all references to Global Dividend Opportunity Fund in each fund's prospectus are hereby changed to Columbia International Dividend Income Fund. In addition, the disclosure for Columbia International Dividend Income Fund in each fund's Appendix B - Underlying Funds - Investment Objectives and Strategies is deleted and replaced with the following:
Columbia International Dividend Income Fund (formerly known as Columbia Global Dividend Opportunity Fund)
Columbia International Dividend Income Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income-producing (dividend-paying) equity securities of foreign companies, including securities of companies in emerging market countries. Equity securities include, for example, common stock, preferred stock, convertible securities and depositary receipts. The Fund focuses its investments on securities of companies believed to be attractively valued and to have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector and the health care sector.
The Fund may invest directly in foreign securities or indirectly through depositary receipts. From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe.
The Fund typically employs a focused portfolio investing style, which results in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers.
The description of the investment objective and principal investment strategies of Columbia Small Cap Growth Fund I in each fund's Appendix B - Underlying Funds - Investment Objectives and Strategies is deleted and replaced with the following:
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund I (the Fund) seeks long term capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have market capitalizations in the range of the companies in the Russell 2000 Growth Index (the Index) at the time of purchase (between $46.3 million and $5.9 billion as of June 30, 2020). The market capitalization range and composition of the companies in the Index are subject to change.
The Fund invests typically in common stocks of companies believed to have the potential for long-term, above-average earnings growth but may invest in companies for their short, medium or long-term prospects. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the health care sector and information technology and technology-related sectors.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts.
The Fund may invest in special situations, such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The rest of the section remains the same.
SUP000_00_105_(10/20)

Shareholders should retain this Supplement for future reference.

SUP000_00_105_(10/20)